Stockholders' Equitys	6 Months Ended
Jun. 30, 2026
Equity [Abstract]
Stockholders' Equity

12.Stockholders’ Equity

Preferred Stock Financing and Conversion

From September through December 2025, the Company issued and sold an aggregate of 1,933,605 shares of its Series A-1 convertible preferred stock at a price of $6.2711 per share for net proceeds of approximately $12.0 million, after deducting issuance costs of approximately $0.1 million. In connection with these issuances, certain investors were eligible to receive warrants to purchase shares of the Company’s common stock based on their investment amounts.

During the six months ended June 30, 2026, the Company issued an additional 558,116 shares of Series A-1 convertible preferred stock at a purchase price of $6.2711 per share for gross proceeds of approximately $3.5 million pursuant to the same financing arrangements entered into in 2025.

Immediately prior to the closing of the Company’s IPO on March 18, 2026, all outstanding shares of Series A convertible preferred stock automatically converted into either shares of common stock or pre-funded warrants exercisable for shares of common stock in accordance with the terms of the Company’s then-existing amended and restated certificate of incorporation. A total of 4,219,199 shares of Series A convertible preferred stock were outstanding immediately prior to conversion, representing a carrying value of approximately $22.5 million.

Upon conversion, holders received an aggregate of 6,137,634 shares of common stock. In lieu of receiving common stock, one investor elected to receive a pre-funded warrant exercisable for 1,799,970 shares of common stock with a nominal exercise price.

Following the completion of the IPO, no shares of Series A convertible preferred stock remained issued or outstanding.

Initial Public Offering

On March 18, 2026, the Company completed its IPO of 3,450,000 shares of common stock, which included the full exercise of the underwriters’ over-allotment option, at a public offering price of $5.00 per share. The Company received gross proceeds of approximately $17.3 million and net proceeds of approximately $15.0 million after deducting underwriting discounts and commissions of approximately $1.0 million and other offering costs of approximately $1.2 million.

Equity Line of Credit

On June 10, 2026, the Company entered into the Purchase Agreement with Lucid, establishing an ELOC. Under the Purchase Agreement, the Company has the right, but not the obligation, in its sole discretion, to sell up to 3,000,000 newly issued shares of its common stock (representing up to approximately $181.0 million in aggregate gross proceeds based on the $60.32 closing price on June 9, 2026) to Lucid from time to time over a 24-month period, subject to the conditions and limitations set forth in the Purchase Agreement. The Company controls the timing and amount of any sales and is under no obligation to sell any shares. Shares sold are priced at 98% of the volume-weighted average price of the common stock determined as provided in the Purchase Agreement (a 2% discount). Sales are subject to a 4.99% beneficial ownership limitation and, absent stockholder approval, to the Exchange Cap, representing approximately 19.99% of the shares of common stock outstanding at the time of the execution of the Purchase Agreement. No commitment fee was paid and no commitment shares were issued. The Company agreed to reimburse certain of Lucid’s legal fees up to approximately $0.1 million. The resale of the shares issuable pursuant to the Purchase Agreement is registered under the Company’s registration statement on Form S-1 (File No. 333-296678).

The facility commenced on June 15, 2026 upon effectiveness of the related resale registration statement. During the period from commencement through June 30, 2026, the Company sold 313,996 shares of common stock under the facility, recorded at their issuance-date fair value, for aggregate gross proceeds of approximately $13.5 million, of which approximately $8.8 million had been received at June 30, 2026 and approximately $4.6 million was recorded as a receivable from the sale of common stock and collected in July of 2026. The Company evaluated the Purchase Agreement under ASC 815 and determined that the right to sell shares is a freestanding financial instrument that meets the definition of a derivative and does not qualify for the scope exception for contracts indexed to, and classified in, the Company’s own equity, because the Exchange Cap may be removed by a vote of the Company’s stockholders. The facility is therefore accounted for as a derivative measured at fair value, with changes in fair value recognized in earnings. The Company recognizes the change in fair value of the derivative in earnings; for the period ended June 30, 2026 this resulted in a net loss of approximately $0.3 million, presented as a change in fair value of derivative. At June 30, 2026, the Company recognized a derivative asset of approximately $0.1 million for one draw priced on June 30, 2026 and settled in July of 2026. The Company will remeasure the derivative at each reporting date and recognize the change in its fair value in earnings.

Common Stock

As of June 30, 2026, the Company had 200,000,000 shares of common stock authorized, 11,608,117 shares issued, and 11,284,769 shares outstanding.

Pre-Funded Warrants

As of June 30, 2026, the Company had 1,799,970 pre-funded warrants outstanding. These warrants were issued in connection with the automatic conversion of Series A convertible preferred stock immediately prior to the Company’s initial public offering, whereby one investor elected to receive pre-funded warrants in lieu of shares of common stock otherwise issuable upon conversion.

Each pre-funded warrant is exercisable for one share of common stock at a nominal exercise price of $0.01 per share, with the remaining exercise price having been paid at issuance. The warrants are exercisable at any time and remain outstanding until exercised in full, subject to customary beneficial ownership limitations, which generally prohibit exercise to the extent the holder would beneficially own more than 4.99% of the Company’s outstanding common stock.

The Company evaluated the pre-funded warrants in accordance with ASC 815-40 and concluded that they meet the criteria for equity classification. Accordingly, the pre-funded warrants are recorded within stockholders’ equity.

Common Stock Purchase Warrants

As of June 30, 2026, the Company had 2,999,950 common stock purchase warrants outstanding, which were issued in connection with prior preferred stock financings. Each warrant is exercisable for one share of common stock at an exercise price of $3.3334 per share and became exercisable upon the effectiveness of the Company’s IPO registration statement.

The Company evaluated these warrants under ASC 815-40 and concluded that they meet the criteria for equity classification. Accordingly, these warrants are included within stockholders’ equity.